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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2025
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Anywhere Real Estate Inc. (the “Company”) held on May 7, 2025 (the “2025 Annual Meeting”), upon the recommendation of the Board of Directors (the “Board”), the Company’s stockholders approved the Anywhere Real Estate, Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the “Plan”).
A summary of the Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2025 (the “Proxy Statement”) under the section captioned “Proposal 4. Approval of the Third Amended & Restated 2018 Long-Term Incentive Plan” and is incorporated herein by reference. The summary of the Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the close of business on March 10, 2025, the record date of the 2025 Annual Meeting, there were 111,795,256 shares of common stock issued and outstanding. Holders of 99,041,226 shares of common stock were present at the 2025 Annual Meeting, either in person or by proxy, which constituted a quorum for purposes of conducting business at the 2025 Annual Meeting.
At the 2025 Annual Meeting, the following matters were submitted to a vote of stockholders of the Company and the voting results were as follows:
1. Election of Directors: The thirteen nominees named in the Proxy Statement were elected to serve a one-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fiona Dias	78,047,705	1,870,483	401,841	18,721,197
Matthew J. Espe	76,947,610	2,970,549	401,870	18,721,197
V. Ann Hailey	77,680,367	2,204,348	435,314	18,721,197
Bryson R. Koehler	79,239,156	679,002	401,871	18,721,197
Joe Lenz	79,151,429	756,155	412,445	18,721,197
Duncan L. Niederauer	78,255,910	1,662,248	401,871	18,721,197
Egbert L.J. Perry	78,453,395	1,464,764	401,870	18,721,197
Ryan M. Schneider	78,912,831	995,785	411,413	18,721,197
Enrique Silva	78,446,377	1,471,773	401,879	18,721,197
Sherry M. Smith	78,144,138	1,774,047	401,844	18,721,197
Chris Terrill	78,242,876	1,675,279	401,874	18,721,197
Felicia Williams	79,270,212	647,965	401,852	18,721,197
Michael J. Williams	77,675,063	2,243,095	401,871	18,721,197
2. Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,995,844	8,456,006	2,868,179	18,721,197
3. Advisory Vote on the Frequency of Advisory Vote on Executive Compensation: The Company’s stockholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis, by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain
71,869,305	1,844	5,543,384	2,905,496

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis (i.e. every year), until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.
4. Approval of the Third Amended and Restated 2018 Long-Term Incentive Plan: The proposal to approve the Plan, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,951,346	20,516,148	2,852,535	18,721,197
5. Amendment of Anywhere Real Estate Inc.'s Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Stockholder Vote Required to Remove Directors: The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority stockholder vote required to remove directors, as described in the Proxy Statement, was not approved by the required affirmative vote of holders of at least 75% of the voting power of all shares of the Company entitled to vote at the 2025 Annual Meeting. The vote is set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,658,739	258,298	402,992	18,721,197
6. Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered accounting firm for fiscal year 2025 was ratified as follows:

Votes For	Votes Against	Abstentions
96,395,088	2,220,185	425,953
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description

10.1        Anywhere Real Estate Inc. Third Amended & Restated 2018 Long-Term Incentive Plan.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 7, 2025